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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 20, 2001
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                  1-10809                 98-0191089
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other events.


On December 20, 2001, XL Capital Ltd issued the press release attached as
Exhibit 99(a) and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

     Exhibit No.   Description

     99(a) Press Release ("XL Capital Announces Insurance and Reinsurance Exposure to Enron Corporation") dated December 20, 2001.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 4, 2002


                                 XL CAPITAL LTD


                                 By:    /s/ Kirstin Romann
                                        ----------------------------------------
                                        Name:   Kirstin Romann
                                        Title:  Senior Vice President and
                                                Associate General Counsel



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                                                                   Exhibit 99(a)


                                                          XL Capital Ltd
                                                                XL House
                                                     One Bermudiana Road
                                                  Hamilton HM 11 Bermuda
                                                   Phone: (441) 292-8515
                                                     Fax: (441) 292-5280
NEWS RELEASE

IMMEDIATE

Contact:       Gavin R. Arton                      Roger R. Scotton
               Investor Relations                  Media Relations
               441-294-7104                        441-294-7165


  XL CAPITAL ANNOUNCES INSURANCE AND REINSURANCE EXPOSURE TO ENRON CORPORATION

Hamilton, Bermuda (December 20, 2001) - XL Capital Ltd (NYSE: XL) ("XL") announced today that its estimated net aggregate insurance and reinsurance underwriting exposures in connection with the bankruptcy of Enron Corporation ("Enron") could total approximately $75 million (pre-tax). This amount includes estimated potential exposure through its surety underwriting of approximately $45 million. However, XL is not yet in a position to estimate what level of losses will result from its exposure to Enron. Certain circumstances, including the extent to which claims emerge, coverage determinations and developments in the Enron bankruptcy proceedings, may impact these estimates and the amount and timing of actual losses.

XL previously stated that it does not have exposure to the asset backed commercial paper program of Enron Funding Corp. In addition, the Company also previously announced that it believed it had minimal exposure to Enron in relation to its financial guarantee, weather risk trading and investment operations.

XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As at September 30, 2001, XL had consolidated assets of approximately $25.7 billion and consolidated shareholders' equity of approximately $4.8 billion. More information about XL is available at www.xlcapital.com.

This press release contains forward-looking statements. Such statements are based on current plans, estimates and expectations. Accordingly, forward-looking statements involve inherent risks and uncertainties, and a number of important factors could cause actual results to


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differ materially from those contained in any forward-looking statement. Such factors include the still developing nature of the situation with respect to Enron and the related bankruptcy proceedings which may cause XL to revise its estimates of its exposure to Enron. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in XL's most recent report on Form 10-K and XL's other documents on file with the Securities and Exchange Commission. XL undertakes no duty to update publicly or revise any forward-looking statements contained herein in light of new information, future developments or otherwise.



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